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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 16, 2006
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


           MARYLAND                      1-11718                36-3857664
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
incorporation or organization)                            Identification Number)

     TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                 60606
       (Address of principal executive offices)                 (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS

         Equity LifeStyle Properties, Inc. (NYSE:ELS) announced that the Company is hosting an investor presentation on Wednesday, October 18, 2006. The presentation will begin at 3:00 p.m. Eastern time and is expected to end at 5:00 p.m. Eastern time. Members of ELS' senior management team will be available during the presentation and the expected agenda for the presentation is as follows:

     -   Opening Remarks - Thomas Heneghan, CEO

     -   Introduction of Management, Thomas Heneghan

     -   Video Presentation

              o   Description of Business

              o   History of the Company

              o   Customers and Products

     -   Break

     -   Financials - Michael Berman, CFO

     -   CEO Remarks

     -   Questions and Answers

         The live presentation will be webcast in the Investor Info section of the Company's website at www.equitylifestyle.com, beginning at 3:00 p.m. Eastern time. This will be a listen only broadcast. An archive of the webcast will be available for a period of 90 days.

         This news release includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the SEC. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in



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circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

         Equity LifeStyle Properties, Inc. owns or has an interest in 296 quality properties in 30 states and British Columbia consisting of 108,989 sites. We are a self-administered, self-managed, real estate investment trust
(REIT) with headquarters in Chicago.


                                      # # #



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        EQUITY LIFESTYLE PROPERTIES, INC.




Date: October 17, 2006                  By: /s/ Michael B. Berman
      ----------------                      ------------------------------------
                                            Michael B. Berman
                                            Executive Vice President and
                                               Chief Financial Officer